Exhibit 10.6

Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd.
Product Sales Contract

Contract No.:201005003
Date of Signing: 5/19/2010
Seller: Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd.
Buyer: Beijing LiSheng Sports Goods Market

Based on mutual consultations, the Parties have agreed on the following:

1. Order List
Item	Type	Quantity	Unit Price	Amount
Skateboard shoes	A15056	4392	82	360,144.00
Skateboard shoes	A8608	4680	82	383,760.00
Skateboard shoes	A8610	8712	82	714,384.00
Skateboard shoes	A8613	2280	82	186,960.00
Skateboard shoes	A8615	6348	82	520,536.00
Skateboard shoes	A8622	4920	82	403,440.00
Skateboard shoes	A9367	192	82	15,744.00
Skateboard shoes	T88507	4560	80	364,800.00
Skateboard shoes	Z9367	8472	80	677,760.00
Hiking shoes	A9962	4068	100	406,800.00
Hiking shoes	A9969	2976	85	252,960.00
Hiking shoes	A9972	2148	82	176,136.00
Retro-Skateboard shoes	A81003	2304	93	214,272.00
Retro-Skateboard shoes	A81018	2112	94	198,528.00
Retro-Skateboard shoes	A81020	1236	100	123,600.00
Retro-Skateboard shoes	A81022	924	100	92,400.00
Retro-Skateboard shoes	A81026	396	100	39,600.00
Retro-Skateboard shoes	A82011	912	89	81,168.00
Retro-Skateboard shoes	A82017	732	87	63,684.00
Retro-Skateboard shoes	A86076	3516	82	288,312.00
Retro-Skateboard shoes	A86106	2556	82	209,592.00
Retro-Skateboard shoes	Z81003	2040	88	179,520.00
Retro-Skateboard shoes	Z81007	1200	90	108,000.00
Retro-Skateboard shoes	Z81018	1716	88	151,008.00
Retro-Skateboard shoes	Z81019	912	95	86,640.00
Retro-Skateboard shoes	Z81022	540	94	50,760.00
Retro-Skateboard shoes	Z81026	192	98	18,816.00
Retro-Skateboard shoes	Z86072	3228	80	258,240.00
Retro-Skateboard shoes	Z86076	4416	80	353,280.00
Retro-Running shoes	A86051	2160	94	203,040.00
Retro-Running shoes	A86052	2832	85	240,720.00

Retro-Running shoes	A86139	1296	95	123,120.00
Retro-Running shoes	A86151	780	98	76,440.00
Retro-Running shoes	A86156	612	95	58,140.00
Retro-Running shoes	A86160	432	94	40,608.00
Retro-Running shoes	Z86051	4932	83	409,356.00
Retro-Running shoes	Z86052	6528	83	541,824.00
Retro-Running shoes	Z86139	1332	97	129,204.00
Retro-Running shoes	Z86156	2760	93	256,680.00
Retro-Running shoes	Z86160	1908	91	173,628.00
Retro-Running shoes	Z86166	732	90	65,880.00
Retro-Running shoes	A85003	180	90	16,200.00
Retro-Running shoes	A85022	396	91	36,036.00
Retro-Running shoes	A87002	168	82	13,776.00
Retro-Running shoes	Z85003	1944	88	171,072.00
Retro-Running shoes	Z85022	732	89	65,148.00
Retro-Running shoes	Z87011	288	84	24,192.00
Retro-Casual shoes	A86036	3132	104	325,728.00
Retro-Casual shoes	A86038	5316	85	451,860.00
Retro-Casual shoes	A86050	4500	90	405,000.00
Retro-Casual shoes	A86060	3072	96	294,912.00
Retro-Casual shoes	A86061	6600	86	567,600.00
Retro-Casual shoes	A86063	3192	82	261,744.00
Retro-Casual shoes	A86065	1068	95	101,460.00
Retro-Casual shoes	A86068	6408	93	595,944.00
Retro-Casual shoes	A86080	11748	104	1,221,792.00
Retro-Casual shoes	A86081	816	104	84,864.00
Retro-Casual shoes	A86085	3888	92	357,696.00
Retro-Casual shoes	A86092	5280	89	469,920.00
Retro-Casual shoes	A86099	7716	89	686,724.00
Retro-Casual shoes	A86101	5532	78	431,496.00
Retro-Casual shoes	A86105	4668	90	420,120.00
Retro-Casual shoes	A86109	4212	68	286,416.00
Retro-Casual shoes	A86111	3120	82	255,840.00
Retro-Casual shoes	A86115	2256	82	184,992.00
Retro-Casual shoes	A86120	3636	78	283,608.00
Retro-Casual shoes	A86121	2508	112	280,896.00
Retro-Casual shoes	A86125	7800	82	639,600.00
Retro-Casual shoes	A86130	4284	86	368,424.00
Retro-Casual shoes	A86133	3912	71	277,752.00
Retro-Casual shoes	A86137	3960	95	376,200.00
Retro-Casual shoes	A86181	3384	82	277,488.00
Retro-Casual shoes	Z86023	4692	76	356,592.00
Retro-Casual shoes	Z86065	576	96	55,296.00

Retro-Casual shoes	Z86078	1920	89	170,880.00
Retro-Casual shoes	Z86080	4140	102	422,280.00
Retro-Casual shoes	Z86105	6060	86	521,160.00
Retro-Casual shoes	Z86117	10428	86	896,808.00
Retro-Casual shoes	Z86120	8352	76	634,752.00
Retro-Casual shoes	Z86121	540	109	58,860.00
Retro-Casual shoes	Z86125	5244	80	419,520.00
Retro-Casual shoes	Z86130	924	90	83,160.00
Retro-Casual shoes	Z86133	5652	66	373,032.00
Retro-Casual shoes	Z86181	384	91	34,944.00
Cotton shoes	A90003	156	127	19,812.00
Cotton shoes	A91302	624	115	71,760.00
Cotton shoes	Z90002	600	107	64,200.00
Cotton shoes	Z90003	144	124	17,856.00
Cotton shoes	Z96300	1080	98	105,840.00
Running shoes	A51326	1200	100	120,000.00
Running shoes	A8953	3264	83	270,912.00
Running shoes	S56313	912	85	77,520.00
Running shoes	T8953	2136	81	173,016.00
Running shoes	Z9299	4128	82	338,496.00
Running shoes	A31310	1200	105	126,000.00
Running shoes	A9550	2832	89	252,048.00
Running shoes	S37330	1200	74	88,800.00
Running shoes	T31315	216	102	22,032.00
Running shoes	T88307	2544	80	203,520.00
Running shoes	Z36326	1848	87	160,776.00
Running shoes	Z9550	5484	86	471,624.00
Casual shoes	A15013	2220	65	144,300.00
Casual shoes	A22320	2400	60	144,000.00
Casual shoes	A25020	2328	65	151,320.00
Casual shoes	A88701	4596	78	358,488.00
Casual shoes	A9663	672	69	46,368.00
Casual shoes	A9672	3372	65	219,180.00
Casual shoes	A9927	3780	76	287,280.00
Casual shoes	S27331	132	61	8,052.00
Casual shoes	T25326	972	63	61,236.00
Casual shoes	Z23319	1068	76	81,168.00
Casual shoes	Z9265	2328	80	186,240.00
In Total				27,833,112.00

Note: The buyer shall make the payment according to the products actually delivered.

2. Quality Requirement and Period for Objection: the quality requirement is subject to the sample provided by the Seller. If the Buyer has objection to the quality of the product, the Buyer shall notify the Seller within 7 days after receipt of the product. The Seller shall not bear any liability if the Buyer does not notify the objection within 7 days.

3. Time, Place and Method of Delivery: deliver the product in batches according to the Buyer’s notifications within one(1) year, to the Buyer’s warehouse.

4. Method and Cost of Transportation: the Seller arranges road transportation on behalf of the Buyer. The Buyer shall bear all transportation cost.

5. Method and Schedule of Payment: the Seller shall make the payment within 60 days after the Seller accepts each batch of product without any pre-condition.

6. Performance Place of the Contract: the Seller’s location

7. Breach of Contract: if the Buyer fails to make the payment on time, the Buyer shall bear the liability to the Seller according to relevant laws.

8. Dispute Settlement: in the event there is any dispute relating to this Agreement, the Parties may settle it by consultations. If fails, any of the Parties may file a law suit with the people’s court.

9. There are two counterparts of this Agreement. Each of the Parties holds one. This Agreement shall take effect upon execution.

10. Particular Provision: if the Buyer’s sales of product hereunder exceed RMB9 million within one (1) year, the Seller shall award the Buyer 3% of the Buyer’s total yearly sales, in cash or by writing-down the same amount from the accounting receivable at the end of the year.

Seller	Buyer
/s/ Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd. Company Name: Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd.	/s/ Beijing LiSheng Sports Goods Market Company Name: Beijing LiSheng Sports Goods Market
Adress:	Adress:
Legal Representative:	Legal Representative:
Agent:	Agent:
Tel:	Tel:
Bank Name:	Bank Name:
Bank Account:	Bank Account:
Post Code:	Post Code: